UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  Friday, December 02, 2005

Cecil Bancorp, Inc

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

MD

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

127 North Street Elkton, MD 21921

(Address and zip code of principal executive offices)

410-398-1650

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

The notice provided in Exhibit 99, which is incorporated herein, is being provided to executive officers and directors of the Registrant on December 2, 2005. The Registrant received notice of the dates of the blackout period on November 30, 2005.

Item 9.01	EXHIBITS

EX-99 - Blackout Notice

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ Mary B. Halsey

Name:	Mary B. Halsey
Title:	, President and CEO
Date:	Friday, December 02, 2005